UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

PRESSURE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-38185	04-2652826
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

480 Neponset St.

Canton, MA 02021

(Address of Principal Executive Office) (Zip Code)

(508) 230-1828

(Registrant’s telephone number, including area code)

14 Norfolk Avenue

South Easton, MA 02375

(Former Address of Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 18, 2024, Pressure BioSciences, Inc. (the “Company”) held a special meeting in lieu of the annual meeting of stockholders (the “Meeting”). At the Meeting, the stockholders voted on the following proposals described in detail in the Company’s definitive proxy statement for the Meeting filed with the Securities and Exchange Commission on February 27, 2024. As of the record date for the Meeting, there were 28,372,923 shares of the Company’s common stock, par value $0.01 per share, issued and outstanding and entitled to one vote for each share held. The holders of 54.71% of the Company’s shares of common stock outstanding (15,523,934) submitted votes by proxy or in person at the Meeting, constituting a quorum.

Proposal 1 - Elect one director as a Class III Director until the 2026 Annual Meeting of Stockholders. The election of the director was approved as follows:

Nominee	For	Against	Shares voted Withhold	Broker Non-Votes
Richard T. Schumacher	7,109,810	1,638,664	533,157	6,242,303

Proposal 2 - Ratify the appointment of MaloneBailey LLP as the Company’s independent auditor for fiscal year 2023. The ratification of the appointment of MaloneBailey LLP as the Company’s independent auditor for fiscal year 2023 was approved as follows:

Shares voted
For	13,900,704
Against	787,086
Abstain	836,144
Broker Non-Votes	0

Proposal 3 – Approve the Pressure BioSciences, Inc. 2024 Equity Incentive Plan. The Pressure BioSciences, Inc. 2024 Equity Incentive Plan was approved as follows:

Shares voted
For	6,474,213
Against	2,696,003
Abstain	111,415
Broker Non-Votes	6,242,303

Proposal 4 – Approval, on an advisory basis, of a non-binding resolution to approve the compensation of our named executive officers. The non-binding resolution was approved as follows:

Shares voted
For	5,961,481
Against	2,337,936
Abstain	982,214
Broker Non-Votes	6,242,303

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Dated: April 22, 2024	By:	/s/ Richard T. Schumacher
Richard T. Schumacher President and Chief Executive Officer